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                 CERTIFICATION PURSUANT TO 18 U.S.C. SEC. 1350
                  (SECTION 906 OF SARBANES-OXLEY ACT OF 2002)

                      ComLink Communications Company.

     In connection with the Annual Report of, ComLink Communications Company (the "Company") on Form 10-KSB for the period ending December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James Bell, President, Chief Executive Officer, Chief Financial Officer and Director of the Company, hereby certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  March 21, 2006

By:  /s/ James Bell
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     James Bell, President, Chief Executive Officer,
     Chief Financial Officer and Director




















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